UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

Celldex Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-15006	13-3191702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perryville III Building, 53 Frontage Road, Suite 220,

Hampton, New Jersey 08827

(Address of principal executive offices) (Zip Code)

(908) 200-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	CLDX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2024 at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Celldex Therapeutics, Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company’s 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) (i) increasing the number of shares available for issuance under the 2021 Plan by 3,200,000 shares and (ii) increasing the non-employee director award limitation. The Plan Amendment became effective following its approval by the Company’s stockholders.

The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 13, 2024, at the Annual Meeting, the stockholders voted on the four proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 25, 2024 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

1.            The stockholders elected the following individuals to serve on the Company’s board of directors until the annual meeting of stockholders to be held in 2025. The tabulation of votes with respect to the election of such directors was as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Karen L. Shoos (Chair of the Board)	54,662,615	791,355	113,213	2,522,112
Anthony S. Marucci (Chief Executive Officer)	54,704,706	749,690	112,787	2,522,112
Keith L. Brownlie	54,774,708	679,666	112,809	2,522,112
Cheryl L. Cohen	54,830,898	622,096	114,189	2,522,112
Herbert J. Conrad	53,985,260	1,469,124	112,799	2,522,112
Rita I. Jain, M.D.	54,826,340	627,680	113,163	2,522,112
James J. Marino	54,670,676	783,775	112,732	2,522,112
Garry A. Neil, M.D.	54,807,327	645,682	114,174	2,522,112
Harry H. Penner, Jr.	54,658,404	795,521	113,258	2,522,112

2.            The stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain
57,840,728	122,376	126,191

3.            The stockholders approved an amendment to our 2021 Omnibus Equity Incentive Plan, including an increase in the number of the shares reserved for issuance thereunder by 3,200,000 shares to 7,500,000 shares. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
53,889,397	1,561,316	116,470	2,522,112

4.            The stockholders voted to approve, on an advisory, non-binding basis, the compensation for the Company’s named executive officers as disclosed in the Proxy Statement. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
54,182,916	945,004	439,263	2,522,112

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to Celldex Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.

Dated: June 14, 2024	By:	/s/ Sam Martin
	Name:	Sam Martin
	Title:	Senior Vice President and Chief Financial Officer